UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-01018

Dreyfus Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/2016

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Mid-Cap Growth Fund

ANNUAL REPORT December 31, 2016

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Mid-Cap Growth Fund	The Fund

A LETTER FROM THE CHIEF EXECUTIVE OFFICER

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Mid-Cap Growth Fund, covering the 12-month period from January 1, 2016 through December 31, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks and bonds advanced over 2016 despite bouts of market volatility stemming from various economic and political developments. In January, stocks declined sharply and long-term interest rates fell in response to sluggish global economic growth, falling commodity prices, and worries following the first increase in short-term U.S. interest rates in nearly a decade. However, equities began a sustained rebound in February when U.S. monetary policymakers refrained from additional rate hikes, other central banks eased their monetary policies, and commodity prices recovered. After a bout of volatility in June stemming from the United Kingdom’s referendum to leave the European Union, stocks generally continued to climb over the summer. Stock prices moderated in advance of U.S. elections, but markets subsequently rallied to new highs in anticipation of changes in U.S. fiscal and tax policies. In the bond market, yields of high-quality government bonds moved lower over much of the reporting period amid robust investor demand for current income, but yields surged higher after the election due to expectations of rising interest rates. Corporate-backed bonds fared especially well in this environment.

The transition to a new U.S. president and ongoing global economic headwinds suggest that volatility may persist in the financial markets. Some asset classes and industry groups seem likely to benefit from a changing economic and geopolitical landscape, while others probably will face challenges. Consequently, selectivity seems likely to be an important determinant of investment success in 2017. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
January 17, 2017

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through December 31, 2016, as provided by Todd Wakefield, CFA, and Robert C. Zeuthen, CFA, Primary Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended December 31, 2016, Dreyfus Mid-Cap Growth Fund’s Class A shares produced a total return of 4.89%, Class C shares returned 4.17%, Class F shares returned 5.18%, and Class I shares returned 5.06%.1 In comparison, the fund’s benchmark, the Russell Midcap® Growth Index (the “Index”), produced a total return of 7.33% for the same period.2

Midcap growth stocks achieved solid returns in 2016 on the strength of positive economic growth and expectations of changing U.S. fiscal and tax policies under a new presidential administration. The fund lagged its Index, mainly due to security selection shortfalls in the health care, consumer discretionary, and energy sectors.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund will normally invest at least 80% of its net assets in equity securities of companies within the market-capitalization range of companies comprising the Index. The fund also may invest up to 30% of its assets in foreign securities, with no more than 25% of its assets invested in the securities of issuers located in any one foreign country.

We use a “growth” style of investing, searching for companies whose fundamental strength suggests the potential to provide superior earning growth over time. We use a consistent, bottom-up approach which emphasizes individual stock selection. We go beyond Wall Street analysis and perform intensive qualitative and quantitative in-house research to determine whether companies meet the fund's investment criteria.

The fund does not have any limitations regarding portfolio turnover and may engage in short-term trading to try to achieve its objective.

Economic and Political Developments Drove Equity Markets

U.S. stocks across all capitalization ranges moved sharply lower over the opening weeks of 2016 due to weakening commodity prices, disappointing global economic data, and higher short-term U.S. interest rates. However, equities began a dramatic recovery in February and rallied through the spring in response to rebounding commodity prices, global monetary easing, and indications that additional U.S. rate increases would be delayed.

The market’s advance faltered in June over concerns regarding the United Kingdom’s referendum to leave the European Union, but the decline proved short lived. By early July, the market had regained most of its lost ground, and encouraging U.S. economic data helped the Index reach record highs over the summer. U.S. stock prices remained flat in September and gave back some of their previous gains in October when investors became more cautious ahead of the presidential election. After the election, U.S. stocks again rallied strongly as investors anticipated higher government spending and a friendlier business environment.

For the reporting period overall, midcap stocks generally produced higher returns than large-cap stocks, but midcap growth stocks underperformed their more value-oriented counterparts.

Security Selections Produced Mixed Results

Although the fund participated in its Index’s gains, relative performance was dampened by some disappointing security selections. In the health care sector, which lost a degree of value overall in

DISCUSSION OF FUND PERFORMANCE (continued)

2016, results were undermined by Vertex Pharmaceuticals, where sales of a key drug proved relatively sluggish, and by Perrigo, which lost value after the departure of its CEO. Jazz Pharmaceuticals was weak, driven by investor concerns that the Xyrem patent settlement process has stalled, and Anacor Pharmaceuticals encountered intensifying competitive pressures. In other areas of the health care sector, assisted living communities operator Brookdale Senior Living reported disappointing earnings and slower-than-expected progress in integrating a recent acquisition, and medical-practice technology provider athenahealth declined after reducing future earnings guidance.

Among consumer discretionary companies, independent film producer Lions Gate Entertainment and entertainment technology provider IMAX struggled with disappointing box office results, while video and digital commerce company Liberty Interactive lost value in a generally soft retailing environment. In the energy sector, oil refiner Tesoro reduced its forecast for future production volumes, and exploration-and-production company Gulfport Energy announced mixed quarterly results after missing analysts’ production targets.

On a more positive note, the fund fared relatively well in the information technology sector. IT services provider Science Applications International reported higher earnings and margins after restructuring its debt, data management software specialist Splunk achieved better-than-expected licensing revenues and profit margins, and e-commerce platform Shopify advanced after posting solid financial results and raising capital in an equity offering. The fund avoided weakness in professional social media network LinkedIn by not owning the stock. Results from the industrials sector were bolstered by automotive auctioneer Copart, which benefited from accelerating volume growth driven by favorable market trends, and machinery producer Nordson reported strong organic sales growth. In the financials sector, First Republic Bank and SVB Financial Group climbed in anticipation of a friendlier regulatory environment and higher interest rates.

Maintaining a Focus on Growth

Although headwinds remain, we currently expect the U.S. economy to continue to grow, and rising interest rates seem likely to benefit some businesses while hurting others. Therefore, we have maintained the fund’s research-intensive investment process. As of the reporting period’s end, the fund held overweighted exposure to the information technology, health care, and energy sectors, but we have identified relatively few companies meeting our growth-oriented investment criteria in the consumer staples, real estate, and consumer discretionary sectors.

January 17, 2017

Please note the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Midsize companies carry additional risks because their earnings and revenues tend to be less predictable and their share prices more volatile than those of larger, more established companies. The shares of midsized companies tend to trade less frequently than those of larger, more established companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell Midcap® Growth Index measures the performance of the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the largest 1,000 publicly traded U.S. companies. Investors cannot invest directly in any index.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Mid-Cap Growth Fund Class A shares, Class C shares, Class F shares, and Class I shares and the Russell Midcap® Growth Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class F, and Class I shares of Dreyfus Mid-Cap Growth Fund on 12/31/06 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of those companies among the 800 smallest companies in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the largest 1,000 publicly traded U.S. companies. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 12/31/16
	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	-1.17%	9.53%	4.12%
without sales charge	4.89%	10.83%	4.73%
Class C shares
with applicable redemption charge †	3.17%	10.00%	3.94%
without redemption	4.17%	10.00%	3.94%
Class F shares	5.18%	11.06%	4.96%
Class I shares	5.06%	11.10%	5.01%
Russell Midcap® Growth Index	7.33%	13.51%	7.83%

Past performance is not predictive of future performance. The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Mid-Cap Growth Fund from July 1, 2016 to December 31, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended December 31, 2016
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.99	$10.95	$5.98	$5.82
Ending value (after expenses)	$1,029.30	$1,026.70	$1,031.70	$1,030.50

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended December 31, 2016
	Class A	Class C	Class F	Class I
Expenses paid per $1,000†	$6.95	$10.89	$5.94	$5.79
Ending value (after expenses)	$1,018.25	$1,014.33	$1,019.25	$1,019.41

† Expenses are equal to the fund’s annualized expense ratio of 1.37% for Class A, 2.15% for Class C, 1.17% for Class F and 1.14% for Class I, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

December 31, 2016

Common Stocks - 99.2%	Shares		Value ($)
Banks - 3.5%
First Republic Bank	27,589		2,542,050
SVB Financial Group	10,958	[a]	1,881,050
			4,423,100
Capital Goods - 10.6%
Allegion	19,689		1,260,096
AMETEK	56,542		2,747,941
BWX Technologies	36,913		1,465,446
Ingersoll-Rand	19,055		1,429,887
Nordson	20,140		2,256,687
Quanta Services	48,010	[a]	1,673,149
Snap-on	14,533		2,489,067
			13,322,273
Commercial & Professional Services - 3.1%
Copart	29,840	[a,b]	1,653,434
Waste Connections	27,737		2,179,851
			3,833,285
Consumer Durables & Apparel - 4.0%
Newell Brands	56,195		2,509,107
PVH	27,921		2,519,591
			5,028,698
Consumer Services - 1.9%
Panera Bread, Cl. A	11,319	[a,b]	2,321,414
Diversified Financials - 2.1%
CBOE Holdings	19,409		1,434,131
Invesco	41,235		1,251,070
			2,685,201
Energy - 4.2%
EQT	22,368		1,462,867
FMC Technologies	58,765	[a]	2,087,920
PDC Energy	24,269	[a]	1,761,444
			5,312,231
Food, Beverage & Tobacco - 3.4%
Molson Coors Brewing, Cl. B	29,400		2,860,914
TreeHouse Foods	19,226	[a,b]	1,387,925
			4,248,839
Health Care Equipment & Services - 17.0%
ABIOMED	10,129	[a]	1,141,336

Common Stocks - 99.2% (continued)	Shares		Value ($)
Health Care Equipment & Services - 17.0% (continued)
Align Technology	27,573	[a]	2,650,592
athenahealth	10,050	[a,b]	1,056,959
Boston Scientific	135,792	[a]	2,937,181
Brookdale Senior Living	94,060	[a]	1,168,225
Centene	26,311	[a]	1,486,835
Cooper	10,322		1,805,627
DENTSPLY SIRONA	32,751		1,890,715
DexCom	15,102	[a]	901,589
Laboratory Corporation of America Holdings	24,794	[a]	3,183,054
VCA	45,316	[a]	3,110,943
			21,333,056
Materials - 4.2%
Eagle Materials	30,417		2,996,987
Packaging Corporation of America	14,797		1,255,082
Scotts Miracle-Gro, Cl. A	10,445		998,020
			5,250,089
Pharmaceuticals, Biotechnology & Life Sciences - 5.5%
Alkermes	44,696	[a]	2,484,204
BioMarin Pharmaceutical	16,159	[a]	1,338,612
Jazz Pharmaceuticals	16,662	[a]	1,816,658
Neurocrine Biosciences	33,759	[a]	1,306,473
			6,945,947
Real Estate - 1.2%
Equinix	4,311	[c]	1,540,795
Retailing - 9.2%
Dollar Tree	9,873	[a]	761,998
Expedia	22,473		2,545,741
LKQ	47,175	[a]	1,445,914
Ross Stores	33,811		2,218,002
Sally Beauty Holdings	68,491	[a,b]	1,809,532
Ulta Salon, Cosmetics & Fragrance	10,614	[a]	2,705,933
			11,487,120
Semiconductors & Semiconductor Equipment - 2.9%
Mellanox Technologies	39,282	[a]	1,606,634
Skyworks Solutions	27,185		2,029,632
			3,636,266
Software & Services - 19.0%
Akamai Technologies	34,278	[a]	2,285,657
ANSYS	15,116	[a]	1,398,079

STATEMENT OF INVESTMENTS (continued)

Common Stocks - 99.2% (continued)	Shares		Value ($)
Software & Services - 19.0% (continued)
Booz Allen Hamilton Holdings	82,483		2,975,162
Cognizant Technology Solutions, Cl. A	35,003	[a]	1,961,218
CoStar Group	1,659	[a]	312,705
Fidelity National Information Services	37,119		2,807,681
Intuit	23,571		2,701,472
Paychex	16,850		1,025,828
Science Applications International	32,464		2,752,947
Shopify, Cl. A	53,082	[a]	2,275,625
Splunk	26,274	[a,b]	1,343,915
SS&C Technologies Holdings	23,155		662,233
Twilio, Cl. A	49,159	[b]	1,418,237
			23,920,759
Technology Hardware & Equipment - 6.0%
Amphenol, Cl. A	47,110		3,165,792
FLIR Systems	62,977		2,279,138
Trimble	71,024	[a]	2,141,374
			7,586,304
Transportation - 1.4%
J.B. Hunt Transport Services	18,483		1,794,145
Total Common Stocks (cost $108,238,162)			124,669,522
Other Investment - .7%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $818,650)	818,650	[d]	818,650
Investment of Cash Collateral for Securities Loaned - 4.5%
Registered Investment Company;
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares (cost $5,687,715)	5,687,715	[d]	5,687,715
Total Investments (cost $114,744,527)	104.4%		131,175,887
Liabilities, Less Cash and Receivables	(4.4%)		(5,544,921)
Net Assets	100.0%		125,630,966

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2016, the value of the fund’s securities on loan was $9,207,578 and the value of the collateral held by the fund was $9,478,972, consisting of cash collateral of $5,687,715 and U.S. Government & Agency securities valued at $3,791,257.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	19.0
Health Care Equipment & Services	17.0
Capital Goods	10.6
Retailing	9.2
Technology Hardware & Equipment	6.0
Pharmaceuticals, Biotechnology & Life Sciences	5.5
Money Market Investments	5.2
Energy	4.2
Materials	4.2
Consumer Durables & Apparel	4.0
Banks	3.5
Food, Beverage & Tobacco	3.4
Commercial & Professional Services	3.1
Semiconductors & Semiconductor Equipment	2.9
Diversified Financials	2.1
Consumer Services	1.9
Transportation	1.4
Real Estate	1.2
104.4

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2016

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $9,207,578)—Note 1(b):
Unaffiliated issuers	108,238,162	124,669,522
Affiliated issuers	6,506,365	6,506,365
Receivable for investment securities sold		307,370
Dividends and securities lending income receivable		53,938
Receivable for shares of Common Stock subscribed		901
Prepaid expenses		31,804
		131,569,900
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		146,913
Cash overdraft due to Custodian		3,566
Liability for securities on loan—Note 1(b)		5,687,715
Payable for shares of Common Stock redeemed		29,846
Accrued expenses		70,894
		5,938,934
Net Assets ($)		125,630,966
Composition of Net Assets ($):
Paid-in capital		109,336,305
Accumulated net realized gain (loss) on investments		(136,699)
Accumulated net unrealized appreciation (depreciation) on investments		16,431,360
Net Assets ($)		125,630,966

Net Asset Value Per Share	Class A	Class C	Class F	Class I
Net Assets ($)	17,505,686	9,491,240	88,177,594	10,456,446
Shares Outstanding	2,166,478	1,374,604	10,425,910	1,238,482
Net Asset Value Per Share ($)	8.08	6.90	8.46	8.44

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended December 31, 2016

Investment Income ($):
Income:
Cash dividends (net of $1,161 foreign taxes withheld at source):
Unaffiliated issuers	916,993
Affiliated issuers	10,334
Income from securities lending—Note 1(b)	47,690
Total Income	975,017
Expenses:
Investment advisory fee—Note 3(a)	1,031,223
Shareholder servicing costs—Note 3(c)	207,891
Distribution fees—Note 3(b)	127,717
Accounting and administration fees—Note 3(a)	76,504
Registration fees	64,478
Professional fees	37,073
Prospectus and shareholders’ reports	20,051
Custodian fees—Note 3(c)	18,462
Directors’ fees and expenses—Note 3(d)	8,152
Loan commitment fees—Note 2	2,100
Miscellaneous	21,846
Total Expenses	1,615,497
Less—reduction in fees due to earnings credits—Note 3(c)	(2,089)
Net Expenses	1,613,408
Investment (Loss)—Net	(638,391)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	372,599
Net unrealized appreciation (depreciation) on investments	6,308,131
Net Realized and Unrealized Gain (Loss) on Investments	6,680,730
Net Increase in Net Assets Resulting from Operations	6,042,339

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2016	2015
Operations ($):
Investment (loss)—net	(638,391)	(1,066,962)
Net realized gain (loss) on investments	372,599	6,026,780
Net unrealized appreciation (depreciation) on investments	6,308,131	(8,220,524)
Net Increase (Decrease) in Net Assets Resulting from Operations	6,042,339	(3,260,706)
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(310,529)	(741,526)
Class C	(193,355)	(459,176)
Class F	(1,369,707)	(3,161,934)
Class I	(172,993)	(395,811)
Total Distributions	(2,046,584)	(4,758,447)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	1,768,803	3,294,819
Class C	418,918	967,534
Class F	406,139	929,095
Class I	3,619,982	4,896,590
Distributions reinvested:
Class A	260,240	623,490
Class C	152,455	362,303
Class F	1,266,999	2,937,845
Class I	137,883	319,232
Cost of shares redeemed:
Class A	(5,400,858)	(6,603,141)
Class C	(2,332,592)	(2,339,178)
Class F	(8,138,535)	(6,453,554)
Class I	(5,131,985)	(3,956,437)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(12,972,551)	(5,021,402)
Total Increase (Decrease) in Net Assets	(8,976,796)	(13,040,555)
Net Assets ($):
Beginning of Period	134,607,762	147,648,317
End of Period	125,630,966	134,607,762

	Year Ended December 31,
	2016	2015
Capital Share Transactions (Shares):
Class A
Shares sold	228,457	394,918
Shares issued for distributions reinvested	34,378	79,804
Shares redeemed	(697,342)	(788,684)
Net Increase (Decrease) in Shares Outstanding	(434,507)	(313,962)
Class C
Shares sold	63,147	133,261
Shares issued for distributions reinvested	23,419	53,695
Shares redeemed	(351,791)	(319,781)
Net Increase (Decrease) in Shares Outstanding	(265,225)	(132,825)
Class Fa
Shares sold	51,619	104,761
Shares issued for distributions reinvested	160,177	360,514
Shares redeemed	(1,005,279)	(731,973)
Net Increase (Decrease) in Shares Outstanding	(793,483)	(266,698)
Class Ia
Shares sold	441,003	560,452
Shares issued for distributions reinvested	17,453	39,227
Shares redeemed	(625,407)	(463,770)
Net Increase (Decrease) in Shares Outstanding	(166,951)	135,909

[a]	During the period ended December 31, 2015, 1,179 Class F shares representing $10,046, were exchanged for 1,182 Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	7.83	8.33	8.15	5.97	5.29
Investment Operations:
Investment (loss)—net[a]	(.05)	(.07)	(.05)	(.05)	(.02)
Net realized and unrealized gain (loss) on investments	.42	(.14)	.55	2.23	.70
Total from Investment Operations	.37	(.21)	.50	2.18	.68
Distributions:
Dividends from net realized gain on investments	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	8.08	7.83	8.33	8.15	5.97
Total Return (%)[b]	4.89	(2.52)	6.13	36.52	12.85
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.37	1.35	1.35	1.36	1.53
Ratio of net expenses to average net assets	1.37	1.35	1.35	1.36	1.50
Ratio of net investment (loss) to average net assets	(.60)	(.83)	(.65)	(.68)	(.42)
Portfolio Turnover Rate	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	17,506	20,366	24,277	26,965	21,511

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

Class C Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	6.76	7.29	7.22	5.33	4.76
Investment Operations:
Investment (loss)—net[a]	(.09)	(.12)	(.10)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	.35	(.12)	.49	1.98	.63
Total from Investment Operations	.26	(.24)	.39	1.89	.57
Distributions:
Dividends from net realized gain on investments	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	6.90	6.76	7.29	7.22	5.33
Total Return (%)[b]	4.17	(3.29)	5.40	35.46	11.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.14	2.12	2.12	2.14	2.27
Ratio of net expenses to average net assets	2.14	2.12	2.12	2.14	2.24
Ratio of net investment (loss) to average net assets	(1.38)	(1.60)	(1.42)	(1.46)	(1.16)
Portfolio Turnover Rate	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	9,491	11,086	12,917	12,878	9,762

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class F Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.17	8.66	8.44	6.17	5.46
Investment Operations:
Investment (loss)—net[a]	(.03)	(.05)	(.04)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	.44	(.15)	.58	2.31	.72
Total from Investment Operations	.41	(.20)	.54	2.27	.71
Distributions:
Dividends from net realized gain on investments	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	8.46	8.17	8.66	8.44	6.17
Total Return (%)	5.18	(2.31)	6.40	36.79	13.00
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.16	1.14	1.13	1.19	1.30
Ratio of net expenses to average net assets	1.16	1.14	1.13	1.19	1.30
Ratio of net investment (loss) to average net assets	(.39)	(.61)	(.44)	(.50)	(.20)
Portfolio Turnover Rate	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	88,178	91,692	99,481	100,631	81,291

a Based on average shares outstanding.

See notes to financial statements.

Class I Shares	Year Ended December 31,
	2016	2015	2014	2013	2012
Per Share Data ($):
Net asset value, beginning of period	8.16	8.64	8.42	6.16	5.44
Investment Operations:
Investment income (loss)—net[a]	(.03)	(.05)	(.04)	(.03)	.00[b]
Net realized and unrealized gain (loss) on investments	.43	(.14)	.58	2.29	.72
Total from Investment Operations	.40	(.19)	.54	2.26	.72
Distributions:
Dividends from net realized gain on investments	(.12)	(.29)	(.32)	-	-
Net asset value, end of period	8.44	8.16	8.64	8.42	6.16
Total Return (%)	5.06	(2.19)	6.41	36.69	13.24
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.11	1.11	1.13	1.20
Ratio of net expenses to average net assets	1.14	1.11	1.11	1.13	1.18
Ratio of net investment income (loss) to average net assets	(.38)	(.58)	(.42)	(.44)	.00[c]
Portfolio Turnover Rate	87.72	157.67	135.43	166.09	164.34
Net Assets, end of period ($ x 1,000)	10,456	11,464	10,973	8,734	8,198

a Based on average shares outstanding.

b Amount represents less than $.01 per share.

c Amount represents less than .01%.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Mid-Cap Growth Fund (the “fund”) is the sole series of Dreyfus Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 1.05 billion shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (350 million shares authorized), Class C (100 million shares authorized), Class F (500 million shares authorized) and Class I (100 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class F shares are sold only to Class F grandfathered investors, bear a Distribution Plan fee and have a shareholder services agreement with the Distributor. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class F and Class I shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of

NOTES TO FINANCIAL STATEMENTS (continued)

the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2016 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	122,393,897	-	-	122,393,897
Equity Securities - Foreign Common Stocks†	2,275,625	-	-	2,275,625
Registered Investment Companies	6,506,365	-	-	6,506,365

† See Statement of Investments for additional detailed categorizations.

At December 31, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2016, The Bank

NOTES TO FINANCIAL STATEMENTS (continued)

of New York Mellon earned $9,189 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended December 31, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 12/31/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares†	3,374,669	54,353,439	57,728,108	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund††	1,907,302	51,833,881	52,922,533	818,650.7
Dreyfus Institutional Preferred Money Market Fund, Hamilton Shares†	-	17,993,355	12,305,640	5,687,715	4.5
Total	5,281,971	124,180,675	122,956,281	6,506,365	5.2

† During the period ended December 31, 2016, Dreyfus Institutional Cash Advantage Fund was acquired by Dreyfus Institutional Preferred Money Market Fund.

†† Formerly Dreyfus Institutional Preferred Plus Money Market Fund.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2016, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $37,333 and unrealized appreciation $16,331,994.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2016. The fund has $37,333 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended December 31, 2016 and December 31, 2015 were as follows: long-term capital gains $2,046,584 and $4,758,447, respectively.

During the period ended December 31, 2016, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income–net by $638,391, increased accumulated net realized gain (loss) on investments by $5,134 and decreased paid–in capital by $643,525. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million

NOTES TO FINANCIAL STATEMENTS (continued)

and prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2016, the fund did not borrow under the Facilities.

NOTE 3—Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is based on the fund’s average daily net assets and is computed at the following annual rates: 1% of the first $30 million, .75% of the next $270 million, .70% of the next $200 million, and .65% in excess of $500 million. The fee is payable monthly. The effective management fee rate during the period ended December 31, 2016 was .81%.

The fund has agreed to compensate Dreyfus for providing accounting services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion, plus reasonable out-of-pocket expenses.

During the period ended December 31, 2016, the Distributor retained $726 from commissions earned on sales of the fund’s Class A shares and $649 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended December 31, 2016, Class C shares were charged $74,866 pursuant to the Distribution Plan.

The fund also adopted a Distribution Plan pursuant to Rule 12b-1 under the Act applicable to its Class F shares (the “Class F Plan”). Under the Class F Plan, the fund is authorized to reimburse the Distributor for expenses paid for distributing or servicing its Class F shares at an annual rate of up to .25% of the value of the average daily net assets of the fund’s Class F shares. The Distributor has agreed not to seek reimbursement of any expenses under the Class F Plan other than reimbursements for payments made to brokers and other intermediaries whose customers hold Class F shares (“Third Party Payments”). This commitment applies to any such expenses (other than Third Party Payments). This commitment will continue indefinitely and will not terminate without the prior approval of the Board. During the period ended December 31, 2016, Class F shares were charged $52,851 pursuant to the Class F Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2016, Class A and Class C shares were charged $46,428 and $24,955, respectively, pursuant to the Shareholder Services Plan.

The Company has a shareholder services agreement with the Distributor, whereby the fund agrees to compensate the Distributor for providing certain shareholder servicing functions to holders of Class F shares. On an annual basis, the fund pays the Distributor a monthly fee of $24.00 per Class F shareholder account considered to be an open account at any time during a given month. During the period ended December 31, 2016, Class F shares were charged $56,299 pursuant to the shareholder services agreement.

Under its terms, the Distribution Plan, Class F Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan, Class F Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2016, the fund was

NOTES TO FINANCIAL STATEMENTS (continued)

charged $23,264 for transfer agency services and $4,456 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $2,088.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2016, the fund was charged $18,462 pursuant to the custody agreement. These fees were partially offset by earnings credits of $1.

During the period ended December 31, 2016, the fund was charged $9,640 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $87,214, administration fees $6,475, Distribution Plan fees $15,846, Shareholder Service Plan fees $15,340, custodian fees $10,697, Chief Compliance Officer fees $7,314 and transfer agency fees $4,027.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2016, amounted to $109,763,874 and $124,827,094, respectively.

At December 31, 2016, the cost of investments for federal income tax purposes was $114,843,893; accordingly, accumulated net unrealized appreciation on investments was $16,331,994, consisting of $19,805,076 gross unrealized appreciation and $3,473,082 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders
Dreyfus Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Mid-Cap Growth Fund (the “Fund”), a series of Dreyfus Funds Inc., including the statement of investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Mid-Cap Growth Fund as of December 31, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports $.1244 per share as a long-term capital gain distribution paid on March 22, 2016.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2009)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 135

———————

Francine J. Bovich (65)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 76

———————

Kenneth A. Himmel (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (69)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 62

———————

Benaree Pratt Wiley (70)

Board Member (2009)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 86

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Executive Vice President of MBSC Securities Corporation since June 2007. He is an officer of 64 investment companies (comprised of 135 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since September 2009.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since September 2009.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 61 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since September 2009.

Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since September 2009.

Senior Managing Counsel of BNY Mellon, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since September 2009.

Director – Mutual Fund Accounting of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since September 2009.

Senior Accounting Manager – Money Market, Municipal Bond and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 57 years old and has been an employee of the Manager since September 1982.

OFFICERS OF THE FUND (Unaudited) (continued)

GAVIN C. REILLY, Assistant Treasurer since September 2009.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since September 2006.

Senior Accounting Manager of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since May 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since September 2006.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 65 investment companies (comprised of 160 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since September 2009.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (65 investment companies, comprised of 160 portfolios). He is 59 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 60 investment companies (comprised of 155 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

NOTES

For More Information

Dreyfus Mid-Cap Growth Fund

200 Park Avenue
New York, NY 10166

Investment Adviser

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: FRSDX Class C: FRSCX Class F: FRSPX Class I: FRSRX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 0291AR1216

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").   Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $26,600 in 2015 and $27,400 in 2016.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,000 in 2015 and $5,100 in 2016. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $2,695 in 2015 and $2,800 in 2016. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2015 and $0 in 2016.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2015 and $0 in 2016.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were  $0 in 2015 and $0 in 2016.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $15,629,059 in 2015 and $18,722,000 in 2016.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

                        Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak President
Date:	February 24, 2017

By: /s/ James Windels
James Windels Treasurer
Date:	February 24, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)